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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 24, 1995


                                GEV CORPORATION
            (Exact name of registrant as specified in its charter)



   Delaware                          1-9859                  06-1215192
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)




191 Mason Street, Greenwich, Connecticut                      06830
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:   203-629-8014



                                 Not Applicable
         (Former name or former address, if changed from last report)





















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Item 5. Other Events.

     On January 24, 1995, GEV Corporation (the "Registrant") issued a press release announcing that it had entered into a letter of intent with Pioneer Americas, Inc. ("Pioneer") for the acquisition by the Registrant of Pioneer, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

       99.1 Text of Press Release issued by GEV Corporation, dated January 24, 1995.



















































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GEV CORPORATION



                              By:  /s/ Nelson A. Barber
                              Name:  Nelson A. Barber
                              Title:  Vice President -- Chief
                                        Financial Officer and
                                        Treasurer


Date: January 31, 1995















































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                                 EXHIBIT INDEX


Exhibit

99.1      Text of Press Release issued by GEV
          Corporation, dated January 24, 1995.